UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2024

Immunocore Holdings plc
(Exact name of registrant as specified in its Charter)

England and Wales	001-39992	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

92 Park Drive, Milton Park Abingdon, Oxfordshire, United Kingdom	OX14 4RY
(Address of principal executive offices)	(Zip Code)
+44 1235 438600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value £0.002 per share	IMCR	The Nasdaq Stock Market LLC
Ordinary share, nominal value £0.002 per share*	*	The Nasdaq Stock Market LLC

* Not for trading, but only in connection with the listing of the American Depositary Shares on The Nasdaq Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 28, 2024, Immunocore Holdings plc (the “Company”) entered into a registration rights agreement (the “Registration Rights Agreement”) with 667, L.P. and Baker Brothers Life Sciences, L.P. (collectively, the “BBA Funds”), as described below under the heading “Registration Rights Agreement” in Item 5.02 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Mr. Ranjeev Krishana

On May 28, 2024, upon the nomination of the BBA Funds pursuant to a letter agreement, as modified by a waiver agreement between the Company and the BBA Funds dated February 3, 2021 and an amendment between the Company and the BBA Funds dated February 6, 2024 (the "Amendment" and referred to as amended as the "Letter Agreement") and the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors of the Company (the “Board”), the Board appointed Mr. Ranjeev Krishana to serve as a Class I director of the Company, effective May 28, 2024. Mr. Krishana will serve for a term expiring at the Company’s 2025 annual meeting of shareholders, and until his successor is elected and has been qualified, or until his earlier death, resignation or removal.

Mr. Krishana, age 50, has served as a partner at Baker Bros. Advisors LP. (“Baker Bros”) since 2011. Prior to joining Baker Bros., from 2003 to 2007 and from 2008 to 2011, he held a series of commercial, strategy, and business development leadership roles of increasing responsibility at Pfizer, Inc., serving as an executive in their pharmaceutical business across a variety of international regions and markets, including Asia, Europe, and Latin America. Mr. Krishana initially began his career as a strategy consultant at Accenture plc. Mr. Krishana currently serves on the board of directors of BeiGene, Ltd. Mr. Krishana holds a B.A. in Economics and Political Science from Brown University, and a M.P.P. from Harvard University.

Mr. Krishana will be compensated in accordance with the Company’s non-employee director compensation policy as described in the Company’s definitive proxy statement on Schedule 14A filed by the Company with the Securities and Exchange Commission on April 12, 2024, including an option grant to purchase an estimated $325,790 of the Company’s ordinary shares, with a grant date of May 28, 2024.

The Company has entered into its standard indemnity deed for directors with Mr. Krishana in connection with his appointment to the Board, the form of which was filed as Exhibit 10.1 to the Company’s Registration Statement on Form F-1 (File No. 333-252166), initially filed with the Securities and Exchange Commission on January 15, 2021.

Except for the Letter Agreement, there are no arrangements or understandings between Mr. Krishana and any other persons pursuant to which he was selected as a director. There is no family relationship between Mr. Krishana and any of the Company’s other directors or executive officers. Since January 1, 2023, Mr. Krishana did not have any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than:

•
The Company and the BBA Funds had previously entered into the Letter Agreement, beginning not earlier than 90 days following the consummation of the Company’s initial public offering and continuing until such time as the BBA Funds no longer own 1,029,652 American Depositary Shares representing the Company’s ordinary shares, the Company was obligated, at any time that a representative of the BBA Funds was not serving on the Company’s Board to recommend that its shareholders vote in favor of any resolution of the shareholders proposed at an annual general meeting of the Company to elect or re-elect a representative of the BBA Funds as a director of the Company. The Amendment is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

•
The Company previously entered into a registration rights agreement with the BBA Funds pursuant to which the BBA Funds were entitled to certain resale registration rights with respect to securities of the Company held by the BBA Funds. The rights of the BBA Funds under the Agreement terminated automatically on April 30, 2024.

•
In February 2024, the BBA Funds participated in the Company’s private offering of 2.50% Convertible Senior Notes due 2030 (the “Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended on the same terms as other investors in the offering, whereby 667, L.P. and Baker Brothers Life Sciences, L.P. purchased $5,202,000 and $54,798,000 in principal amount of the Notes, respectively, totaling $60,000,000 in principal amount of the Notes in the aggregate. The Notes are senior, unsecured obligations of the Company and will mature on February 1, 2030, unless earlier converted, redeemed or repurchased. The Notes will accrue interest payable semiannually in arrears on February 1 and August 1 of each year, beginning on August 1, 2024, at a rate of 2.50% per year. Holders of the Notes may convert all or any portion of their Notes at their option at any time prior to the close of business on the business day immediately preceding the maturity date, subject to certain beneficial ownership limitations set forth in the Notes, which form has been filed as Exhibit 4.2 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 2, 2024. Baker Bros. Advisors (GP) LLC (“Adviser GP”), Felix J. Baker and Julian C. Baker, as managing members of Adviser GP, and Baker Bros. Advisors LP and Mr. Krishana, as a partner of Baker Bros. Advisors LP, may be deemed to be beneficial owners of securities of the Company directly held by the BBA Funds.

Registration Rights Agreement

In connection with the appointment of Mr. Krishana to the Board, the Company entered into an affiliate registration rights agreement with the BBA Funds (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the BBA Funds are entitled to certain resale registration rights with respect to the Company’s ordinary shares, nominal value £0.002 per share (“Ordinary Shares”), non-voting ordinary shares, nominal value £0.002 per share (“Non-Voting Ordinary Shares”), and American Depositary Shares held by the BBA Funds (collectively, the “Registrable Securities”). Under the Registration Rights Agreement, following a request by the BBA Funds, the Company is obligated to file a resale registration statement on Form S-3, or other appropriate form, covering the Registrable Securities. The Company has agreed to file such resale registration statement as promptly as reasonably practicable following such request, and in any event within 60 days of such request. The Company’s obligations to file such registration statement are subject to specified exceptions, and suspension and deferral rights as are set forth in the Registration Rights Agreement. Under specified circumstances, the Company may also include securities of the Company in any such registration statement. Under the Registration Rights Agreement, the BBA Funds also have the right to one underwritten offering per calendar year, but no more than three underwritten offerings in total and not more than two underwritten offerings or “block trades” (as defined in the Registration Rights Agreement) in any 12-month period, to effect the sale or distribution of the Registrable Securities, subject to certain exceptions, conditions and limitations. The Registration Rights Agreement also requires the Company to pay certain expenses relating to such registrations and to indemnify the BBA Funds against certain liabilities.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement, which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

Exhibit No.	Description
10.1†	Amendment No. 1 to Letter Agreement by and among the Company and 667, L.P. and Baker Brothers Life Sciences, L.P., dated February 6, 2024.
10.2	Registration Rights Agreement, dated May 28, 2024, by and among the Company and 667, L.P. and Baker Brothers Life Sciences, L.P.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
† Certain portions of this exhibit (indicated by asterisks) have been redacted in accordance with Regulation S-K, Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOCORE HOLDINGS PLC

Dated: May 28, 2024	By:	/s/ Bahija Jallal, Ph.D.
		Name:	Bahija Jallal, Ph.D.
		Title:	Chief Executive Officer